================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

      Pursuant to Section13 or15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest reported event): March 6, 2009




                             IVOICE TECHNOLOGY, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its chapter)


 NEW JERSEY                        333-120490                    20-1862731
-------------                     ------------               -------------------
 (State of                        (Commission                 (I.R.S. Employer
organization)                     File Number)               Identification No.)


     750 HIGHWAY 34, MATAWAN, NJ                                    07747
----------------------------------------                         ----------
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:            (732) 441-7700
                                                               --------------





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS
ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On March 9, 2009, the Company entered into Amendment No 7 to the Employment Agreement with Jerome Mahoney, President and Chief Executive Officer of the Company whereby the term of the Employment Agreement was extended to July 31, 2016. This Amendment is filed as Exhibit 10.1 herein.




SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT
ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

     On March 6, 2009, the Company filed with the State of New Jersey an Amendment to the Certificate (the "Amendment") that revised the rights of the holders of the Company's Series A 10% Secured Convertible Preferred Stock. The revisions included:

     a. This preferred stock will be referred to in the Company's Certificate of Incorporation as: "Series A 10% Secured Preferred Stock".
     b. The holders of the Series A 10% Secured Preferred Stock shall have no voting rights.
     c. The Series A 10% Secured Preferred Stock shall no longer be convertible.




ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

       3.1    Amendment to the Certificate of Incorporation dated March 6, 2009.

      10.1 Amendment No. 7 to the Employment Agreement between iVoice Technology Inc. and Jerome Mahoney dated March 9, 2009.




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IVOICE TECHNOLOGY, INC.

Date: March 16, 2009                   By: /s/ Jerome Mahoney
                                           -------------------------------------
                                           Jerome Mahoney
                                           President and Chief Executive Officer

                                INDEX OF EXHIBITS


     3.1   Amendment to the Certificate of Incorporation dated March 6, 2009.

     10.1 Amendment No. 7 to the Employment Agreement between iVoice Technology Inc. and Jerome Mahoney dated March 9, 2009.